UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2015

Hooper Holmes, Inc.
(Exact Name of registrant as specified in its charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
560 N. Rogers Road, Olathe, KS 66062
(Address, including zip code, of principal executive offices)

(913) 764-1045
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 17, 2015, Hooper Holmes, Inc. (the “Company”) entered into and consummated an Asset Purchase Agreement (the “Purchase Agreement”) among the Company, Hooper Wellness, LLC, a wholly owned subsidiary of the Company, Jefferson Acquisition, LLC, a wholly owned subsidiary of Hooper Wellness, LLC (the “Buyer”), Accountable Health Solutions, Inc. (the “Seller”) and Accountable Health, Inc. (“Shareholder”). Pursuant to the Purchase Agreement, the Buyer has acquired the assets and certain liabilities representing the health and wellness business of the Seller (the “Acquisition”) for approximately $7 million, $4 million in cash and 6,500,000 million shares of the Company’s common stock, $0.04 par value (“Common Stock”), subject to a working capital adjustment as described in the Purchase Agreement. 5,576,087 shares of Common Stock were delivered to the Shareholder at closing and 326,087 shares of Common Stock were held back for the working capital adjustment, and 597,826 shares of Common Stock were held back for indemnification purposes. The Purchase Agreement contains customary representations, warranties, covenants and indemnities and provides that the indemnification obligations of the Seller and the Shareholder may be satisfied by delivering Common Stock delivered or deliverable pursuant to the Purchase Agreement. The Purchase Agreement provides that the Buyer will offer employment to the employees of the Seller’s business after a transition period of up to 75 days.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference.

Third Amendment to Loan Agreement

On April 17, 2015, the Company entered into and consummated a Consent and Third Amendment to Loan and Security Agreement (the “Third Amendment”) to the Loan and Security Agreement dated as of February 28, 2013 (as previously amended, the “Loan and Security Agreement”) with ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP (the “Senior Lender”). The Loan and Security Agreement provides a revolving credit facility which is secured and repaid as set forth therein. Pursuant to the Third Amendment, the Senior Lender consented to the Acquisition described above, the incurrence by the Company of the indebtedness evidenced by the Credit Agreement described below and the granting by the Company and its subsidiaries of the security interests to the Lenders as described below. The maximum Borrowing Capacity under the Loan and Security Agreement was reduced from $10 million to $7 million (subject to increase to up to $12 million in certain circumstances, subject to Senior Lender’s consent, as provided in the Loan and Security Agreement) and the expiration is extended through February 28, 2019. The Company paid a $105,000 amendment fee in connection with the Third Amendment.

In addition, Section 3.7 of the Loan and Security Agreement was amended to revise the early termination fees due by the Company if it prepays its entire outstanding obligations, the Senior Lender demands repayment of the outstanding obligations or the repayment of the outstanding obligations is accelerated. In such event, the Company will be required to pay a fee equal to three percent (3%) of the Revolving Credit Limit at the time of repayment if repayment occurs prior to the fourth anniversary of the Loan and Security Agreement, two percent (2%) of the Revolving Credit Limit at the time of repayment if repayment occurs on or after the fourth anniversary but prior to the fifth anniversary, and one percent (1%) of the Revolving Credit Limit at the time of repayment if repayment occurs on or after the fifth anniversary, but prior to the sixth anniversary.

The Third Amendment also revises the covenants with respect to the Company’s EBITDA and revises the specified amounts permitted for Unfunded Capital Expenditures for 2015, 2016, 2017 and each fiscal year thereafter. Upon an Event of Default, all obligations under Loan and Security Agreement may be accelerated and the Senior Lenders will have other customary remedies, including the right to charge a default rate of interest and increase fees, set forth in the Loan and Security Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1(a) hereto and is incorporated herein by reference.

Further, on April 17, 2015, each of the following of the Company’s subsidiaries entered into the General Security Agreement in favor of the Senior Lender, pursuant to which each granted to the Senior Lender a security interest in substantially all of the assets of such subsidiary and granted the Senior Lender the right to accelerate all obligations and to exercise rights and remedies upon an Event of Default: Jefferson Acquisition, LLC, Hooper Wellness, LLC, Hooper Distribution, LLC, Hooper Information Services, Inc., Hooper Kit Services, LLC, Mid-America Agency Services, Incorporated and TEG Enterprises, Inc.

On April 17, 2015, Jefferson Acquisition, LLC, Hooper Wellness, LLC and the Senior Lender also entered into the Joinder Agreement (the “Joinder Agreement”) to the Unconditional and Continuing Guaranty, dated as of February 28, 2013 in favor the Senior Lender (the “Guaranty”), pursuant to which each became a party to the Guaranty and each guaranteed the obligations under the Loan and Security Agreement.

On the same date, Hooper Wellness, LLC, the Company and the Senior Lender entered into the Joinder and First Amendment to Pledge Agreement, dated as of February 28, 2013 (the “Joinder to Pledge Agreement”), in favor of the Senior Lender, pursuant to which Hooper Wellness, LLC pledged all outstanding equity interests in Jefferson Acquisition, LLC, to the Senior Lender and became a party to the Pledge Agreement and the Company pledged all outstanding equity interests in Hooper Wellness, LLC to the Senior Lender, each as further security under the Loan and Security Agreement.

The foregoing descriptions of the General Security Agreement, the Joinder Agreement and the Joinder to Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of each agreement, copies of which are attached as Exhibits 10.1(b), 10.1(c) and 10.1(d) hereto and are incorporated herein by reference.

Credit Agreement

On April 17, 2015, the Company entered into and consummated a Credit Agreement (the “Credit Agreement”) with SWK Funding LLC as the agent (“Agent’), and the lenders (including SWK Funding LLC) party thereto from time to time (the “Lenders”). The Credit Agreement provides the Company with a $5 million term loan (the “Loan”). The proceeds of the Loan were used to pay certain fees and expenses related to the negotiation and consummation of the Purchase Agreement and the Acquisition and the Loan and Security Agreement described above and general corporate purposes. The Company paid SWK Funding LLC a $100,000 origination fee. The Loan is due and payable on April 17, 2018 (the “Term Loan Maturity Date”).

The outstanding principal balance under the Credit Agreement will bear interest at an adjustable rate per annum equal to the LIBOR Rate (subject to a minimum amount of one percent (1.0%)) plus fourteen percent (14.0%) and will be due and payable in arrears (i) the forty-fifth (45th) day following the last calendar day of each of the months of June, September, December and March, commencing with August 14, 2015, (ii) upon a prepayment of the Loan and (iii) at maturity in cash. Upon the earlier of (a) the Term Loan Maturity Date or (b) full repayment of the Loan, whether by acceleration or otherwise, the Company is required to pay the Agent an exit fee equal to eight percent (8%) of the aggregate principal amount of all term loans advanced under the Credit Agreement.

On or after April 17, 2016, the Company may prepay the Loan, in whole or in part subject to certain minimum amounts, upon five business days written notice. If the Company prepays the Loan voluntarily, the Company is required to pay Lenders an amount equal to four percent (4%) of the aggregate amount of the loan prepaid if such prepayment is made on or after April 17, 2016, but prior to April 17, 2017. The Company is required to prepay the Loan with any net cash proceeds received from certain types of dispositions of assets described in the Credit Agreement. The Company is also required to make certain quarterly revenue-based payments in an amount equal to eight and one-half percent (8.5%) of yearly aggregate revenue, up to and including $20 million; seven percent (7%) of yearly aggregate revenue greater than $20 million up to and including $30 million; and five percent (5%) of yearly aggregate revenue greater than $30 million. The revenue-based payment will be applied to fees and interest, and any excess to the principal of the Loan. Revenue-based payments will be applied to the principal of the Loan beginning in February, 2016, and the maximum aggregate revenue-based payment is capped at $600,000 per quarter.

The Credit Agreement contains customary affirmative and negative covenants for credit facilities of its type, including limiting the Company’s ability to pay dividends or redeem outstanding equity interests, incur additional indebtedness, grant additional liens, engage in any other type of business, make investments, merge, consolidate or sell all or substantially all of its assets and enter into transactions with related parties. The Credit Agreement also contains certain financial covenants, including, certain minimum aggregate revenue and EBITDA requirements and requirements regarding consolidated unencumbered liquid assets.

The Credit Agreement includes customary Events of Default, including failure to pay principal, interest or fees when due, failure to comply with covenants, default under certain other indebtedness, certain insolvency or bankruptcy events, the occurrence of certain material judgments, the institution of any proceeding by certain government agencies or a change of control of the Company that it is not otherwise permitted under the Credit Agreement. Upon an Event of Default, all loans and obligations sunder the Credit Agreement may be accelerated and the Lenders will have other customary remedies, including the right to charge a default rate of interest, set forth in the Credit Agreement.

The Company’s obligations under the Credit Agreement are secured under the Guarantee and Collateral Agreement, dated April 17, 2015, among the Agent, the Company, and the Company’s subsidiaries (the “Collateral Agreement”), pursuant to which the Company granted to Agent a security interest in substantially all of the Company’s assets and the Company’s subsidiaries granted to Agent a security interest in substantially all their assets and guaranteed performance and payment of the Company’s obligations under the Credit Agreement.

The Credit Agreement is also subject to the Intercreditor Agreement, dated April 17, 2015, among the Agent, the Lenders and the Senior Lender (the “Intercreditor Agreement”) whereby Agent and the Lenders agreed, among other things, that their lien would be a second lien in the Company’s assets and to give the Senior Lender priority over payments and distributions from the Company. The Company and its subsidiaries are not a party to the Intercreditor Agreement, but have signed an acknowledgment agreeing to abide by the terms.

In addition on April 17, 2015, in connection with the execution of the Credit Agreement, the Company issued SWK Funding, LLC a warrant (the “Warrant”) to purchase 8,152,174 shares of the Company’s Common Stock. The Warrant is exercisable after October 17, 2015, and up to and including April 17, 2022 at an exercise price of $0.46 per share, subject to adjustment. The Warrant is exercisable on a cashless basis. In the event the Warrant is exercised on a cashless basis, the Company will not receive any proceeds. The exercise price of the Warrant is subject to customary adjustment provisions for stock splits, stock dividends, recapitalizations and the like. The Warrant grants the holder certain piggyback registration rights. Further, pursuant to the Credit Agreement, if the Loan and Security Agreement described above is not repaid in full and terminated, and all liens securing the Loan and Security Agreement are not released, on or prior to February 28, 2016, the Company has agreed to issue an additional warrant to Agent to purchase Common Stock valued at $1,250,000, with an exercise price just over the closing price on February 28, 2016. The additional warrant will become exercisable six months after issuance, remain exercisable for 7 years and have customary anti-dilution protection similar to the Warrant.

The foregoing description of the Credit Agreement, Collateral Agreement, Intercreditor Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of each, copies of which are attached hereto as Exhibits 10.2(a), 10.2(b), 10.2(c) and 10.2(d), respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information required by this Item is included in Item 1.01 and is incorporated by reference hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of the Current Report on Form 8-K filed by the Company on March 6, 2013 and Exhibits 10.1, 10.2, 10.3 and 10.4 attached thereto are incorporated by reference into this Item 2.03.

The information provided in Item 1.01 of the Current Report on Form 8-K filed by the Company on March 29, 2013 and Exhibits 10.1 and 10.2 attached thereto are incorporated by reference into this Item 2.03.

The information provided in Item 1.01 of the Current Report on Form 8-K filed by the Company on July 10, 2014 and Exhibit 10.1 attached thereto are incorporated by reference into this Item 2.03.

The information required by this Item is included in Item 1.01 and is incorporated by reference hereto.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 1.01, which information is incorporated by reference in this Item, the Company issued shares of Common Stock described above to the Shareholder pursuant to the Purchase Agreement and it also granted the Agent the Warrant described above pursuant to the Credit Agreement.

The Company claims an exemption from registration for the issuances and grant described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances and grant did not involve a public offering, the recipients were “accredited investors,” the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. No underwriters or agents were involved in the foregoing issuances and grant and the Company paid no underwriting discounts or commissions. The certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03	Material Modification to Rights of Security Holders.

The information required by this Item is included in Items 1.01 and 2.03 and is incorporated by reference hereto.

Item 7.01	Regulation FD.

On April 20, 2015, the Company issued a press release announcing the Acquisition. The press release is being furnished as Exhibit 99.1 and shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after April 23, 2015, the date this report was required to have been filed.

(b)	Pro forma Financial Information.

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after April 23, 2015, the date this report was required to have been filed.

(d)    Exhibits.

Exhibit No.     Description

2.1
Asset Purchase Agreement, dated April 17, 2015, by and among Hooper Holmes, Inc., Jefferson Acquisition, LLC, Hooper Wellness, LLC, Accountable Health Solutions, Inc., and Accountable Health, Inc. (The exhibits and schedules to the Asset Purchase Agreement have been omitted. The Company will furnish such exhibits and schedules to the SEC upon request.)

4.1	Warrant, dated April 17, 2015, issued by Hooper Holmes, Inc. to SWK Funding LLC (incorporated by reference to Exhibit 10.2(d) to this Form 8-K).

10.1(a)	Consent and Third Amendment to Loan and Security Agreement, dated April 17, 2015, between ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP, and Hooper Holmes, Inc.

10.1(b)
General Security Agreement executed by Jefferson Acquisition, LLC, Hooper Wellness, LLC, Hooper Distribution Services, LLC, Hooper Information Services, Inc., Hooper Kit Services LLC, Mid-America Agency Services, Inc., and TEG Enterprises, Inc., in favor of ACF FinCo I LP.

10.1(c)	Joinder Agreement by Jefferson Acquisition, LLC, Hooper Wellness, LLC and ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP.

10.1(d)	Joinder Agreement and First Amendment to Pledge Agreement by and between Hooper Holmes, Inc., Hooper Wellness, LLC. and ACF FinCo I LP., as assignee of Keltic Financial Partners II, LP

10.2(a)	Credit Agreement, dated April 17, 2015, by and between Hooper Holmes, Inc., SWK Funding LLC and the Lenders party thereto from time to time.

10.2(b)	Guarantee and Collateral Agreement, dated April 17, 2015, among SWK Funding LLC, Hooper Holmes, Inc. and its subsidiaries.

10.2(c)	Intercreditor Agreement, dated April 17, 2015 by SWK Funding, LLC and the Lenders party to the Credit Agreement in favor of ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP.

10.2(d)	Warrant, dated April 17, 2015, issued by Hooper Holmes, Inc. to SWK Funding LLC.

99.1	Press Release dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2015	HOOPER HOLMES, INC.

	By:	/s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

2.1
Asset Purchase Agreement, dated April 17, 2015, by and among Hooper Holmes, Inc., Jefferson Acquisition, LLC, Hooper Wellness, LLC, Accountable Health Solutions, Inc., and Accountable Health, Inc. (The exhibits and schedules to the Asset Purchase Agreement have been omitted. The Company will furnish such exhibits and schedules to the SEC upon request.)

4.1	Warrant, dated April 17, 2015, issued by Hooper Holmes, Inc. to SWK Funding LLC (incorporated by reference to Exhibit 10.2(d) to this Form 8-K).

10.1(a)	Consent and Third Amendment to Loan and Security Agreement, dated April 17, 2015, between ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP, and Hooper Holmes, Inc.

10.1(b)
General Security Agreement executed by Jefferson Acquisition, LLC, Hooper Wellness, LLC, Hooper Distribution Services, LLC, Hooper Information Services, Inc., Hooper Kit Services LLC, Mid-America Agency Services, Inc., and TEG Enterprises, Inc., in favor of ACF FinCo I LP.

10.1(c)	Joinder Agreement by Jefferson Acquisition, LLC, Hooper Wellness, LLC and ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP.

10.1(d)	Joinder Agreement and First Amendment to Pledge Agreement by and between Hooper Holmes, Inc., Hooper Wellness, LLC. and ACF FinCo I LP., as assignee of Keltic Financial Partners II, LP

10.2(a)	Credit Agreement, dated April 17, 2015, by and between Hooper Holmes, Inc., SWK Funding LLC and the Lenders party thereto from time to time.

10.2(b)	Guarantee and Collateral Agreement, dated April 17, 2015, among SWK Funding LLC, Hooper Holmes, Inc. and its subsidiaries.

10.2(c)	Intercreditor Agreement, dated April 17, 2015 by SWK Funding, LLC and the Lenders party to the Credit Agreement in favor of ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP.

10.2(d)	Warrant, dated April 17, 2015, issued by Hooper Holmes, Inc. to SWK Funding LLC.

99.1	Press Release dated April 20, 2015.